UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET SHORT-TERM BOND FUND

FORM N-Q

MARCH 31, 2014

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 52.0%
CONSUMER DISCRETIONARY - 3.5%
Automobiles - 2.3%
Daimler Finance NA LLC, Senior Notes	0.842%	1/9/15	$1,240,000	$1,244,799	(a)(b)
Daimler Finance NA LLC, Senior Notes	2.300%	1/9/15	1,100,000	1,114,065	(a)
Daimler Finance NA LLC, Senior Notes	1.098%	8/1/18	2,880,000	2,913,725	(a)(b)
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	3,510,000	3,648,466
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,150,000	1,160,911	(a)
Hyundai Capital America, Senior Notes	1.450%	2/6/17	1,690,000	1,682,327	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.786%	3/3/17	1,690,000	1,694,162	(a)(b)

Total Automobiles				13,458,455

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp., Senior Notes	0.750%	5/29/15	2,100,000	2,108,583

Household Durables - 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	170,000	172,113
Whirlpool Corp., Senior Notes	1.350%	3/1/17	470,000	469,278

Total Household Durables				641,391

Media - 0.7%
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	1,070,000	1,096,163
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,500,000	1,870,909
Walt Disney Co., Senior Notes	0.450%	12/1/15	1,010,000	1,009,581

Total Media				3,976,653

TOTAL CONSUMER DISCRETIONARY				20,185,082

CONSUMER STAPLES - 4.9%
Beverages - 1.8%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	1,160,000	1,192,686
Anheuser-Busch InBev Worldwide Inc., Senior Notes	0.800%	7/15/15	2,430,000	2,438,843
PepsiCo Inc., Senior Notes	2.500%	5/10/16	4,000,000	4,145,324
PepsiCo Inc., Senior Notes	0.950%	2/22/17	2,740,000	2,728,054

Total Beverages				10,504,907

Food & Staples Retailing - 1.4%
Costco Wholesale Corp., Senior Notes	0.650%	12/7/15	790,000	792,042
CVS Caremark Corp., Senior Notes	1.200%	12/5/16	3,110,000	3,130,041
Kroger Co., Notes	3.900%	10/1/15	80,000	83,732
Kroger Co., Senior Notes	1.200%	10/17/16	500,000	500,810
Sysco Corp., Senior Notes	0.550%	6/12/15	1,480,000	1,480,436
Wal-Mart Stores Inc., Senior Notes	0.600%	4/11/16	2,120,000	2,120,210

Total Food & Staples Retailing				8,107,271

Food Products - 1.3%
Kraft Foods Group Inc., Senior Notes	1.625%	6/4/15	740,000	748,520
Mondelez International Inc., Senior Notes	4.125%	2/9/16	2,331,000	2,464,827
Unilever Capital Corp., Senior Notes	0.450%	7/30/15	1,750,000	1,749,144
WM Wrigley Jr. Co., Senior Notes	1.400%	10/21/16	540,000	542,635	(a)
WM Wrigley Jr. Co., Senior Notes	2.000%	10/20/17	1,530,000	1,535,017	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	450,000	454,627	(a)

Total Food Products				7,494,770

Tobacco - 0.4%
Altria Group Inc., Senior Notes	9.250%	8/6/19	190,000	250,991
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	740,000	915,684
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	940,000	1,078,754

Total Tobacco				2,245,429

TOTAL CONSUMER STAPLES				28,352,377

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ENERGY - 4.6%
Energy Equipment & Services - 0.6%
Cameron International Corp., Senior Notes	1.150%	12/15/16	$620,000	$619,094
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,290,000	1,315,676	(a)
Transocean Inc., Senior Notes	2.500%	10/15/17	1,100,000	1,108,022

Total Energy Equipment & Services				3,042,792

Oil, Gas & Consumable Fuels - 4.0%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,410,000	1,615,458
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	190,000	197,228
Chevron Corp., Senior Notes	1.104%	12/5/17	1,400,000	1,388,997
Devon Energy Corp., Senior Notes	1.200%	12/15/16	1,120,000	1,120,736
Devon Energy Corp., Senior Notes	1.875%	5/15/17	960,000	967,675
Devon Energy Corp., Senior Notes	2.250%	12/15/18	940,000	935,971
Ecopetrol SA, Senior Notes	4.250%	9/18/18	2,650,000	2,815,625
El Paso Natural Gas Co., Senior Notes	5.950%	4/15/17	1,250,000	1,407,573
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	2,630,000	2,707,425
Petroleos Mexicanos, Senior Notes	4.875%	3/15/15	1,690,000	1,757,600
Petroleos Mexicanos, Senior Notes	2.257%	7/18/18	3,380,000	3,532,100	(b)
Petroleos Mexicanos, Senior Notes	3.125%	1/23/19	90,000	92,385	(a)
Phillips 66 Co., Senior Notes	1.950%	3/5/15	1,000,000	1,011,885
TransCanada PipeLines Ltd., Senior Notes	0.875%	3/2/15	410,000	411,719
TransCanada PipeLines Ltd., Senior Notes	0.914%	6/30/16	3,070,000	3,093,575	(b)

Total Oil, Gas & Consumable Fuels				23,055,952

TOTAL ENERGY				26,098,744

FINANCIALS - 25.4%
Banks - 16.3%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,600,000	1,696,734
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	310,000	315,403	(a)
Australia & New Zealand Banking Group Ltd., Senior Notes	0.900%	2/12/16	2,410,000	2,420,881
Bank Nederlandse Gemeenten NV, Senior Bonds	1.000%	11/17/14	2,300,000	2,310,456	(a)
Bank of America Corp., Senior Notes	6.500%	8/1/16	1,050,000	1,176,701
Bank of America NA, Subordinated Notes	6.100%	6/15/17	4,500,000	5,093,856
Bank of Nova Scotia, Secured Bonds	1.650%	10/29/15	3,260,000	3,320,819	(a)
Bank of Nova Scotia, Senior Notes	0.759%	7/15/16	3,140,000	3,156,071	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	1,130,000	1,158,288	(a)
BB&T Corp., Senior Notes	5.700%	4/30/14	350,000	351,417
BNP Paribas SA, Senior Notes	0.824%	12/12/16	950,000	952,688	(b)
BNP Paribas SA, Senior Secured Bonds	2.200%	11/2/15	2,700,000	2,764,932	(a)
BPCE SA, Senior Notes	1.625%	2/10/17	2,910,000	2,923,851
Citigroup Inc., Senior Notes	6.000%	8/15/17	6,120,000	6,942,149
Citigroup Inc., Senior Notes	6.125%	11/21/17	2,000,000	2,291,924
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	2,410,000	2,439,896	(a)
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	2,070,000	2,100,779
Commonwealth Bank of Australia, Senior Notes	0.735%	9/20/16	1,900,000	1,910,530	(a)(b)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	3,690,000	3,914,699
Credit Agricole Home Loan SFH, Secured Bonds	0.987%	7/21/14	800,000	801,598	(a)(b)
Credit Agricole SA, Senior Notes	3.500%	4/13/15	1,360,000	1,398,000	(a)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	2,480,000	2,584,599	(a)
Export-Import Bank of Korea, Senior Bonds	1.083%	9/17/16	750,000	756,123	(b)
HSBC Bank PLC, Bonds	1.625%	7/7/14	2,460,000	2,468,396	(a)
HSBC USA Inc., Senior Notes	1.114%	9/24/18	1,990,000	2,016,726	(b)
ING Bank NV, Secured Bonds	2.500%	1/14/16	3,060,000	3,151,341	(a)
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	1,860,000	1,947,459

JPMorgan Chase & Co., Senior Notes	1.350%	2/15/17	350,000	349,900
Mizuho Bank Ltd., Senior Notes	2.550%	3/17/17	1,920,000	1,978,355	(a)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	1,190,000	1,206,791
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,840,000	1,898,725	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Banks - 16.3% (continued)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	$2,940,000	$2,941,270	(a)
Royal Bank of Canada, Senior Notes	1.200%	1/23/17	3,440,000	3,442,793
Royal Bank of Canada, Senior Notes	0.771%	3/15/19	830,000	831,406	(b)
Royal Bank of Canada, Senior Secured Bonds	0.625%	12/4/15	1,190,000	1,191,183
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/16	2,130,000	2,208,885	(a)
Standard Chartered Bank, Subordinated Notes	6.400%	9/26/17	2,250,000	2,554,132	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	930,000	958,568	(a)
Toronto-Dominion Bank, Senior Bonds	1.500%	9/9/16	2,840,000	2,884,011
U.S. Bancorp, Senior Notes	1.650%	5/15/17	1,790,000	1,813,179
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/16/14	2,580,000	2,492,925	(b)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	1,870,000	1,983,894
Westpac Banking Corp., Senior Notes	0.976%	7/30/18	2,250,000	2,272,531	(b)

Total Banks				93,374,864

Capital Markets - 3.4%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	1,740,000	2,009,865
BlackRock Inc., Senior Notes	3.500%	12/10/14	350,000	357,592
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,780,000	1,848,731	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	1,400,000	1,416,373	(a)
Deutsche Bank AG, Senior Notes	1.400%	2/13/17	1,460,000	1,461,060
Deutsche Bank AG, Senior Notes	6.000%	9/1/17	1,200,000	1,367,119
Goldman Sachs Group Inc., Senior Notes	3.300%	5/3/15	3,060,000	3,143,514
Goldman Sachs Group Inc., Senior Notes	5.750%	10/1/16	800,000	886,994
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	5/16/14	3,190,000	0	(c)(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	1,010,000	0	(d)(e)(f)(g)
Macquarie Bank Ltd., Senior Notes	2.000%	8/15/16	2,860,000	2,902,834	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	700,000	765,490
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,157,000	1,188,284
UBS AG Stamford CT, Subordinated Notes	5.875%	7/15/16	1,700,000	1,877,014
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	270,000	289,727

Total Capital Markets				19,514,597

Consumer Finance - 2.1%
American Express Co., Senior Notes	0.826%	5/22/18	60,000	60,219	(b)
American Express Credit Corp., Senior Notes	1.750%	6/12/15	1,840,000	1,866,073
American Express Credit Corp., Senior Notes	2.375%	3/24/17	2,000,000	2,073,008
American Honda Finance Corp., Notes	1.000%	8/11/15	1,300,000	1,307,975	(a)
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	520,000	534,783	(a)
Caterpillar Financial Services Corp., Senior Notes	1.050%	3/26/15	1,500,000	1,510,782
Caterpillar Financial Services Corp., Senior Notes	1.100%	5/29/15	510,000	513,609
PACCAR Financial Corp., Senior Notes	0.800%	2/8/16	850,000	851,010
Toyota Motor Credit Corp., Senior Notes	1.000%	2/17/15	790,000	795,025
Toyota Motor Credit Corp., Senior Notes	0.875%	7/17/15	450,000	452,715
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	2,220,000	2,280,400

Total Consumer Finance				12,245,599

Diversified Financial Services - 2.7%
Banque Federative du Credit Mutuel SA, Senior Notes	1.700%	1/20/17	2,860,000	2,867,470	(a)
General Electric Capital Corp., Senior Notes	2.450%	3/15/17	5,080,000	5,250,932
Private Export Funding Corp., Notes	4.950%	11/15/15	2,060,000	2,213,258
SSIF Nevada LP, Senior Notes	0.942%	4/14/14	1,510,000	1,510,314	(a)(b)
Svensk Exportkredit AB, Notes	1.750%	10/20/15	220,000	224,495
Total Capital International SA, Senior Notes	0.750%	1/25/16	3,250,000	3,260,809

Total Diversified Financial Services				15,327,278

Insurance - 0.8%
Berkshire Hathaway Finance Corp., Senior Notes	1.600%	5/15/17	1,250,000	1,266,250
Prudential Financial Inc., Senior Notes	1.016%	8/15/18	2,350,000	2,355,593	(b)
Prudential Holdings LLC, Senior Secured Notes	1.110%	12/18/17	780,000	783,136	(a)(b)

Total Insurance				4,404,979

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Thrifts & Mortgage Finance - 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	$800,000	$853,817

TOTAL FINANCIALS				145,721,134

HEALTH CARE - 3.3%
Health Care Equipment & Supplies - 0.5%
Baxter International Inc., Senior Notes	0.950%	6/1/16	1,500,000	1,504,966
Medtronic Inc., Senior Notes	3.000%	3/15/15	1,510,000	1,547,989

Total Health Care Equipment & Supplies				3,052,955

Health Care Providers & Services - 0.3%
Humana Inc., Senior Notes	7.200%	6/15/18	1,640,000	1,951,449

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.250%	8/15/16	270,000	276,881

Pharmaceuticals - 2.4%
AbbVie Inc., Senior Notes	1.200%	11/6/15	2,690,000	2,714,024
AbbVie Inc., Senior Notes	1.750%	11/6/17	3,030,000	3,042,211
GlaxoSmithKline Capital PLC, Senior Notes	0.750%	5/8/15	2,070,000	2,079,398
Johnson & Johnson, Senior Notes	1.200%	5/15/14	3,250,000	3,253,195
Perrigo Co. PLC, Senior Notes	1.300%	11/8/16	1,970,000	1,967,234	(a)
Zoetis Inc., Senior Notes	1.150%	2/1/16	630,000	632,789

Total Pharmaceuticals				13,688,851

TOTAL HEALTH CARE				18,970,136

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.2%
Precision Castparts Corp., Senior Notes	0.700%	12/20/15	1,040,000	1,041,680

Airlines - 0.3%
United Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	665,843	719,110
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	178,333	197,950
United Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	814,802	890,171

Total Airlines				1,807,231

Electrical Equipment - 0.5%
Eaton Corp., Senior Notes	0.950%	11/2/15	2,800,000	2,809,819

Industrial Conglomerates - 0.2%
United Technologies Corp., Senior Notes	5.375%	12/15/17	900,000	1,027,354

Machinery - 0.3%
John Deere Capital Corp., Notes	0.700%	9/4/15	230,000	230,861
John Deere Capital Corp., Senior Notes	0.875%	4/17/15	1,760,000	1,770,358
Total Machinery				2,001,219

TOTAL INDUSTRIALS				8,687,303

INFORMATION TECHNOLOGY - 1.8%
IT Services - 0.5%
International Business Machines Corp., Senior Notes	0.550%	2/6/15	1,900,000	1,905,187
International Business Machines Corp., Senior Notes	0.604%	2/12/19	970,000	973,484	(b)

Total IT Services				2,878,671

Semiconductors & Semiconductor Equipment - 0.2%
Texas Instruments Inc., Senior Notes	0.875%	3/12/17	1,320,000	1,311,279

Software - 0.5%
Oracle Corp., Senior Notes	0.819%	1/15/19	2,960,000	2,980,228	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of Investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Technology Hardware, Storage & Peripherals - 0.6%
Apple Inc., Senior Notes	0.450%	5/3/16	$3,400,000	$3,390,504

TOTAL INFORMATION TECHNOLOGY				10,560,682

MATERIALS - 2.5%
Chemicals - 0.8%
Dow Chemical Co., Notes	5.700%	5/15/18	18,000	20,476
E.I. du Pont de Nemours & Co., Senior Notes	3.250%	1/15/15	1,350,000	1,378,928
Praxair Inc., Senior Notes	0.750%	2/21/16	3,000,000	3,001,953

Total Chemicals				4,401,357

Metals & Mining - 1.7%
BHP Billiton Finance USA Ltd., Senior Notes	5.400%	3/29/17	2,340,000	2,619,295
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	720,000	731,136
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	150,000	149,710
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	140,000	136,378
Rio Tinto Finance USA Ltd., Senior Notes	1.125%	3/20/15	410,000	412,350
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,240,000	1,280,833
Rio Tinto Finance USA Ltd., Senior Notes	2.250%	9/20/16	1,100,000	1,131,612
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,030,000	1,156,097
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	1,310,000	1,453,455
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	760,000	793,556

Total Metals & Mining				9,864,422

TOTAL MATERIALS				14,265,779

TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Senior Notes	0.800%	12/1/15	2,780,000	2,782,972
AT&T Inc., Senior Notes	0.900%	2/12/16	1,260,000	1,260,344
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	1,340,000	1,360,982
British Telecommunications PLC, Senior Notes	1.625%	6/28/16	1,660,000	1,682,690
Telefonica Emisiones SAU, Senior Notes	3.192%	4/27/18	1,890,000	1,939,404
Verizon Communications Inc., Senior Notes	0.700%	11/2/15	4,000,000	4,004,076
Verizon Communications Inc., Senior Notes	1.984%	9/14/18	1,320,000	1,387,736	(b)

Total Diversified Telecommunication Services				14,418,204

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Notes	2.375%	9/8/16	1,520,000	1,571,680

TOTAL TELECOMMUNICATION SERVICES				15,989,884

UTILITIES - 1.7%
Electric Utilities - 1.0%
Duke Energy Corp., Senior Notes	2.100%	6/15/18	4,070,000	4,086,837
Duke Energy Indiana Inc., Secured Bonds	0.592%	7/11/16	1,460,000	1,460,177	(b)

Total Electric Utilities				5,547,014

Multi-Utilities - 0.7%
Dominion Resources Inc., Senior Notes	1.250%	3/15/17	2,900,000	2,895,494
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	10,000	12,672
PG&E Corp., Senior Notes	5.750%	4/1/14	160,000	160,000
PG&E Corp., Senior Notes	2.400%	3/1/19	1,080,000	1,074,206

Total Multi-Utilities				4,142,372

TOTAL UTILITIES				9,689,386

TOTAL CORPORATE BONDS & NOTES (Cost - $298,972,434)				298,520,507

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 20.7%
Academic Loan Funding Trust, 2012-1A A1	0.954%	12/27/22	$1,159,441	$1,169,597	(a)(b)
Access Group Inc., 2005-1 A2	0.344%	3/23/20	671,085	670,118	(b)
Access Group Inc., 2005-B A2	0.469%	7/25/22	933,932	926,806	(b)
AESOP Funding II LLC, 2011-2A A	2.370%	11/20/14	1,800,000	1,813,905	(a)
Ally Auto Receivables Trust, 2012-4 A2	0.480%	5/15/15	186,873	186,881
American Express Credit Account Master Trust, 2012-3 A	0.305%	3/15/18	4,720,000	4,720,590	(b)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.709%	9/25/27	45,250	43,380	(b)
ARI Fleet Lease Trust, 2012-A A	0.705%	3/15/20	741,188	742,627	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	1,000,000	998,445	(a)(b)
Asset-Backed Funding Certificates, 2002-WF2 A2	1.279%	5/25/32	180,471	176,228	(b)
Asset-Backed Funding Certificates, 2004-OPT2 M1	0.979%	8/25/33	401,441	389,036	(b)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.130%	12/15/33	119,386	113,045	(b)
Atrium CDO Corp., 5A A1	0.485%	7/20/20	1,800,419	1,785,693	(a)(b)
Avis Budget Rental Car Funding AESOP II LLC, 2012-1A A	2.054%	8/20/16	2,900,000	2,945,714	(a)
Bayview Financial Acquisition Trust, 2004-C A1	0.783%	5/28/44	12,450	12,427	(b)
Bear Stearns Asset-Backed Securities Trust, 2004-1 A2	0.674%	6/25/34	292,136	292,857	(b)
Black Diamond CLO Ltd., 2005-1A A1A	0.485%	6/20/17	44,241	44,251	(a)(b)
BMW Floorplan Master Owner Trust, 2012-1A A	0.555%	9/15/17	1,870,000	1,875,722	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.353%	12/26/19	2,573,930	2,563,178	(b)
Capital Auto Receivables Asset Trust, 2014-1 A2	0.960%	4/20/17	2,940,000	2,945,342
Castle Garden Funding, 2005-1A A2	0.496%	10/27/20	922,291	916,661	(a)(b)
CenterPoint Energy Transition Bond Co. LLC, 2012-1 A1	0.901%	4/15/18	1,688,057	1,697,033
Chase Issuance Trust, 2012-A6 A	0.285%	8/15/17	6,780,000	6,780,393	(b)
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.255%	4/24/17	4,650,000	4,648,856	(b)
Citibank Credit Card Issuance Trust, 2014-A3 A3	0.356%	5/9/18	3,440,000	3,440,784	(b)
Countrywide Asset-Backed Certificates, 2002-S3 M1	4.800%	5/25/32	66,548	66,753	(b)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.354%	2/25/37	188,494	127,210	(a)(b)
Countrywide Home Equity Loan Trust, 2004-0 2A	0.435%	2/15/34	199,178	171,255	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.305%	11/15/36	152,877	130,089	(b)
Discover Card Execution Note Trust, 2013-A6 A6	0.605%	4/15/21	3,720,000	3,739,893	(b)
EFS Volunteer No. 3 LLC, 2012-1 A1	0.756%	10/25/21	844,337	846,272	(a)(b)
Flatiron CLO Ltd., 2013-1A A1	1.690%	1/17/26	1,250,000	1,240,875	(a)(b)(d)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	56,639	56,641
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	2,203,389	2,208,301
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	463,765	463,767
Ford Credit Auto Owner Trust, 2014-A A3	0.790%	5/15/18	1,980,000	1,980,754
Ford Credit Floorplan Master Owner Trust, 2012-4 A2	0.505%	9/15/16	1,070,000	1,071,066	(b)
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	1,880,000	1,886,293
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.455%	6/15/17	780,000	780,522	(b)
Gannett Peak CLO Ltd., 2006-1A A1A	0.489%	10/27/20	417,561	416,603	(a)(b)
Golden Credit Card Trust, 2014-2A A	0.685%	3/15/21	3,400,000	3,401,690	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.454%	5/25/36	201,437	198,020	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	2,520,000	2,520,220	(a)
Hewett’s Island CDO Ltd., 2007-1RA A	0.634%	11/12/19	1,900,570	1,885,232	(a)(b)
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	1,938,769	1,942,460
Honda Auto Receivables Owner Trust, 2012-4 A4	0.660%	12/18/18	3,400,000	3,408,706
Honda Auto Receivables Owner Trust, 2013-2 A3	0.530%	2/16/17	100,000	100,113
MASTR Specialized Loan Trust, 2006-3 A	0.414%	6/25/46	273,171	222,645	(a)(b)
Mercedes-Benz Auto Lease Trust, 2013-A A3	0.590%	2/15/16	2,550,000	2,552,465

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 20.7% (continued)
Mercedes-Benz Auto Receivables Trust, 2012-1 A2	0.370%	3/16/15	$6,757	$6,757
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	920,000	920,551
Montana Higher Education Student Assistance Corp., 2012-1 A1	0.757%	9/20/22	135,066	134,982	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.506%	12/7/20	2,613,585	2,617,035	(b)
Nelnet Student Loan Trust, 2005-4 A2	0.344%	12/22/23	570,243	569,564	(b)
Neuberger Berman CLO Ltd., 2013-15A X	1.139%	10/15/25	250,000	250,000	(a)(b)
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	605,069	606,151
Nissan Auto Receivables Owner Trust, 2012-B A2	0.390%	4/15/15	210,002	210,004
Nissan Auto Receivables Owner Trust, 2013-A A3	0.500%	5/15/17	3,900,000	3,903,607
Nissan Master Owner Trust Receivables, 2012-A A	0.625%	5/15/17	2,140,000	2,146,537	(b)
Northstar Education Finance Inc., 2005-1 A1	0.335%	10/28/26	505,493	505,808	(b)
Ocean Trails CLO I, 2006-1A A1	0.492%	10/12/20	1,288,124	1,273,963	(a)(b)
Ocean Trails CLO IV, 2013-4A X	1.237%	8/13/25	700,000	700,279	(a)(b)
PE Environmental Funding LLC, 2007-A A1	4.982%	7/15/14	69,790	70,649
Porsche Innovative Lease Owner Trust, 2012-1 A3	0.540%	12/21/15	2,945,685	2,945,338	(a)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.279%	8/25/33	182,163	161,179	(b)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	16,694	15,910
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	193,095	200,009	(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.537%	10/20/23	1,250,000	1,242,364	(a)(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A X	1.287%	10/20/23	466,666	466,939	(a)(b)
Saxon Asset Securities Trust, 2003-3 M1	1.129%	12/25/33	56,431	53,278	(b)
SLM Student Loan Trust, 2003-04 A5A	0.983%	3/15/33	85,014	84,863	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.983%	12/15/25	710,000	709,285	(a)(b)
SLM Student Loan Trust, 2004-6 B	0.619%	4/25/25	2,330,000	2,118,615	(b)
SLM Student Loan Trust, 2005-10 A4	0.349%	10/25/19	502,589	501,996	(b)
SLM Student Loan Trust, 2006-4 A4	0.319%	4/25/23	26,797	26,794	(b)
SLM Student Loan Trust, 2006-5 A5	0.349%	1/25/27	1,800,000	1,779,423	(b)
SLM Student Loan Trust, 2006-6 A2	0.319%	10/25/22	189,292	188,923	(b)
SLM Student Loan Trust, 2007-2 A2	0.239%	7/25/17	247,528	246,942	(b)
SLM Student Loan Trust, 2007-4 A3	0.299%	1/25/22	178,420	178,447	(b)
SLM Student Loan Trust, 2008-1 A2	0.589%	10/25/16	669,594	669,926	(b)
SLM Student Loan Trust, 2011-B A1	1.005%	12/16/24	102,180	102,519	(a)(b)
SLM Student Loan Trust, 2012-06 A2	0.434%	9/25/19	4,500,000	4,489,978	(b)
SLM Student Loan Trust, 2012-07 A1	0.314%	2/27/17	1,566,815	1,566,404	(b)
SLM Student Loan Trust, 2012-6 A1	0.314%	2/27/17	185,364	185,370	(b)
SLM Student Loan Trust, 2012-A A1	1.555%	8/15/25	1,501,075	1,521,216	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.255%	12/15/21	901,956	906,156	(a)(b)
SLM Student Loan Trust, 2013-1 A1	0.304%	2/27/17	1,046,560	1,045,895	(b)
SLM Student Loan Trust, 2013-A A1	0.755%	8/15/22	968,856	971,127	(a)(b)
Specialty Underwriting & Residential Finance, 2003-BC4 M1	1.054%	11/25/34	457,523	424,929	(b)
Stone Tower CLO Ltd., 2006-4X A1	0.507%	3/16/18	359,817	359,502	(a)(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	211,343	208,220	(a)
Structured Asset Securities Corp., 2004-SC1	8.380%	12/25/29	43,222	42,040	(a)(b)
Structured Asset Securities Corp., 2007-BC3 1A2	0.294%	5/25/47	800,000	709,950	(b)
Toyota Auto Receivables Owner Trust, 2012-A A3	0.750%	2/16/16	2,002,966	2,007,050
U.S. Small Business Administration, 2004-2	3.080%	9/25/18	484,645	508,190	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	25,390	26,280
Venture CDO Ltd., 2013-13A AX	1.435%	6/10/25	2,750,000	2,731,624	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	1,900,000	1,890,383	(a)(b)(d)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	288,368	289,227

TOTAL ASSET-BACKED SECURITIES (Cost - $118,374,177)				118,809,592

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2%
American Home Mortgage Investment Trust, 2005-4 1A1	0.734%	11/25/45	$777,669	$694,897	(b)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.604%	9/25/35	220,326	141,772	(a)(b)
Banc of America Funding Corp., 2004-B 3A2	2.823%	12/20/34	210,179	123,732	(b)
Banc of America Funding Corp., 2005-E 4A1	2.656%	3/20/35	245,956	247,739	(b)
Banc of America Funding Corp., 2006-D 1A1	0.327%	5/20/36	618,011	598,221	(b)
Banc of America Mortgage Securities Inc., 2002-J B1	3.566%	9/25/32	148,588	141,912	(b)
Banc of America Mortgage Securities Inc., 2003-C B1	2.958%	4/25/33	417,133	324,909	(b)
Banc of America Mortgage Securities Inc., 2003-D	2.823%	5/25/33	37,766	37,785	(b)
Banc of America Mortgage Securities Inc., 2004-E 1A1	2.701%	6/25/34	177,070	178,361	(b)
Bear Stearns Alt-A Trust, 2004-9 3A1	2.497%	9/25/34	315,171	313,283	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.314%	1/25/47	657,110	396,059	(b)
Bear Stearns ARM Trust, 2004-10 15A1	2.659%	1/25/35	146,607	150,258	(b)
Bear Stearns ARM Trust, 2006-04 1A1	2.644%	10/25/36	257,022	221,544	(b)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.706%	2/25/37	190,409	189,022	(b)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.454%	8/25/35	10,475	9,623	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.444%	10/25/35	33,631	31,029	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.354%	1/25/36	18,382	16,651	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.384%	7/25/36	81,712	71,445	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.554%	5/25/35	43,436	43,170	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007-AR4 2A1A	2.730%	3/25/37	854,949	636,720	(b)
Colony Mortgage Captil Ltd., 2014-FL1 D	2.850%	4/8/31	1,200,000	1,200,000	(a)(d)
Commercial Mortgage Trust, 2014-BBG A	0.955%	3/15/29	1,170,000	1,172,028	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	2,576,976	2,634,486
Countrywide Alternative Loan Trust, 2004-33 1A1	2.720%	12/25/34	61,347	60,359	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	2.647%	12/25/34	70,328	70,022	(b)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.457%	11/20/35	161,637	132,426	(b)
Countrywide Alternative Loan Trust, 2005-56 4A1	0.464%	11/25/35	486,886	409,526	(b)
Countrywide Alternative Loan Trust, 2005-62 1A1	0.454%	12/25/35	3,454,845	2,877,931	(b)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.554%	9/25/37	3,882,028	2,764,505	(b)
Countrywide Home Loans, 2003-HYB1 1A1	2.702%	5/19/33	103,729	103,204	(b)
Countrywide Home Loans, 2003-HYB3 6A1	2.741%	11/19/33	51,421	50,427	(b)
Countrywide Home Loans, 2005-R2 1AF2	0.494%	6/25/35	112,078	80,702	(a)(b)
Countrywide Home Loans, 2005-R3 AF	0.554%	9/25/35	221,540	201,585	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.574%	7/25/36	84,343	74,246	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.380%	11/25/34	562,535	465,093	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.641%	6/25/34	441,479	434,620	(b)
DBRR Trust, 2012-EZ1 A	0.946%	9/25/45	862,201	863,964	(a)
Del Coronado Trust, 2013-HDC A	0.955%	3/15/26	2,400,000	2,401,055	(a)(b)
Downey Savings and Loan Association Mortgage Loan Trust, 2005-AR1 2A1A	0.406%	3/19/45	278,552	251,582	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.705%	2/25/48	242,853	243,010	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.855%	12/29/45	2,167,014	2,173,946	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2525 AM	4.500%	4/15/32	304,579	327,970

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2% (continued)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.505%	11/15/40	$1,749,686	$1,746,691	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 4281 BA	1.250%	11/15/33	5,177,907	5,200,454
Federal Home Loan Mortgage Corp. (FHLMC), Structured Pass-Through Securities, T-51 1A	6.500%	9/25/43	200,097	227,920	(b)
First Horizon Mortgage Pass-Through Trust, 2004-AR7 1A1	2.625%	2/25/35	864,327	872,567	(b)
Government National Mortgage Association (GNMA), 1996-17 S, IO	8.395%	8/16/26	339,488	68,710	(b)
Government National Mortgage Association (GNMA), 2010-H02 FA	0.835%	2/20/60	336,951	338,965	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.705%	3/20/60	2,044,297	2,042,839	(b)
Government National Mortgage Association (GNMA), 2010-H10 FB	1.155%	5/20/60	1,648,768	1,678,330	(b)
Government National Mortgage Association (GNMA), 2010-H20 AF	0.489%	10/20/60	3,879,630	3,847,363	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.509%	8/20/58	4,581,161	4,562,390	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.609%	11/20/60	4,018,616	4,005,949	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.659%	12/20/60	267,928	267,682	(b)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.609%	2/20/61	175,130	174,585	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.659%	2/20/61	1,334,026	1,332,843	(b)
Government National Mortgage Association (GNMA), 2011-H19 FA	0.629%	8/20/61	2,417,941	2,412,526	(b)
Government National Mortgage Association (GNMA), 2012-H21 FA	0.659%	7/20/62	14,926,551	14,910,416	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.679%	10/20/62	748,086	748,022	(b)
Government National Mortgage Association (GNMA), 2013-H02 FD	0.499%	12/20/62	10,059,322	9,976,071	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.559%	3/20/63	2,750,707	2,732,919	(b)
Government National Mortgage Association (GNMA), 2013-H14 FC	0.629%	6/20/63	193,030	192,559	(b)
Government National Mortgage Association (GNMA), 2013-H14 FD	0.629%	6/20/63	388,608	387,636	(b)
Government National Mortgage Association (GNMA), 2013-H14 FG	0.629%	5/20/63	373,757	372,871	(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.319%	6/25/34	1,326,128	1,212,503	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.504%	9/25/35	1,483,869	1,278,031	(a)(b)
HarborView Mortgage Loan Trust, 2004-08 3A2	0.956%	11/19/34	171,311	131,067	(b)
Homebanc Mortgage Trust, 2004-2 A1	0.894%	12/25/34	445,602	422,517	(b)
IMPAC CMB Trust, 2004-5 1A1	0.874%	10/25/34	285,296	276,657	(b)
IMPAC CMB Trust, 2007-A A	0.404%	5/25/37	116,402	113,745	(b)
Indymac Index Mortgage Loan Trust, 2004-AR14 2A1A	0.874%	1/25/35	312,416	246,475	(b)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.755%	9/25/36	934,851	554,583	(b)
JPMorgan Mortgage Trust, 2004-A1 1A1	1.990%	2/25/34	84,145	84,100	(b)
JPMorgan Mortgage Trust, 2006-A2 5A1	2.546%	11/25/33	191,548	193,545	(b)
Luminent Mortgage Trust, 2006-7 2A2, IO	0.374%	12/25/36	265,635	52,511	(b)
MASTR, Asset Securitization Trust, 2003-4 6A2	4.375%	5/25/33	197,483	200,710
MASTR ARM Trust, 2003-6 1A2	2.825%	12/25/33	135,845	135,382	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	46,108	47,784	(a)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2% (continued)
Merrill Lynch Mortgage Investors Inc., 2003-A2 2M1	2.120%	3/25/33	$535,899	$462,743	(b)
Merrill Lynch Mortgage Investors Inc., 2003-A6 1A	2.575%	9/25/33	72,998	74,778	(b)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	1.950%	1/25/29	6,913	6,895	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.379%	2/25/34	91,543	92,741	(b)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	112,020	113,760	(a)
Mortgage IT Trust, 2005-2 1A1	0.414%	5/25/35	153,660	148,294	(b)
Mortgage IT Trust, 2005-3 A1	0.454%	8/25/35	295,855	279,230	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.606%	1/8/20	1,060,116	1,065,953	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.658%	12/25/34	805,330	814,798	(b)
Prime Mortgage Trust, 2005-2 2A1	6.911%	10/25/32	315,814	340,694	(b)
Residential Asset Mortgage Products Inc., 2004-SL1	7.000%	11/25/31	5,010	5,014
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	27,411	30,527
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	21,743	21,162
Sequoia Mortgage Trust, 2003-2 A2	1.039%	6/20/33	148,745	145,321	(b)
Sequoia Mortgage Trust, 2004-6 A1	1.896%	7/20/34	67,021	68,328	(b)
Structured ARM Loan Trust, 2004-07 A1	0.559%	6/25/34	316,650	290,835	(b)
Structured ARM Loan Trust, 2004-09XS A	0.524%	7/25/34	251,724	238,391	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.454%	3/25/35	574,688	485,707	(b)
Structured ARM Loan Trust, 2005-12 3A1	2.379%	6/25/35	204,921	186,795	(b)
Structured ARM Loan Trust, 2005-15 1A1	2.497%	7/25/35	549,318	441,361	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.384%	2/25/36	407,553	326,037	(b)
Structured Asset Securities Corp., 2002-03 B2	6.500%	3/25/32	902,212	883,769
Structured Asset Securities Corp., 2002-08A 7A1	1.829%	5/25/32	106,874	105,547	(b)
Structured Asset Securities Corp., 2002-11A B2II	2.682%	6/25/32	98,624	86,864	(b)
Structured Asset Securities Corp., 2002-16A B2II, IO	2.498%	8/25/32	231,952	71,571	(b)
Structured Asset Securities Corp., 2003-22A 3A	2.515%	6/25/33	232,145	234,964	(b)
Structured Asset Securities Corp., 2004-2 4A1	2.502%	3/25/34	826,174	824,606	(b)
Structured Asset Securities Corp., 2004-5 1A	2.508%	5/25/34	78,378	76,514	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.954%	9/25/33	463,387	436,661	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.421%	6/25/35	786,942	708,505	(a)(b)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.773%	8/20/35	61,181	52,876	(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.410%	8/25/33	256,744	261,193	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	254,488	236,208	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR19	0.564%	12/25/45	270,043	249,165	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.939%	7/25/47	3,095,503	2,692,704	(b)
Washington Mutual Inc., 2005-AR4 A5	2.403%	4/25/35	200,000	195,444	(b)
Washington Mutual Inc., 2005-AR8 2A1A	0.444%	7/25/45	378,677	354,106	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.754%	12/25/35	3,542,455	2,768,918	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.474%	7/25/45	392,830	374,040	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.474%	8/25/45	359,095	335,789	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR04 DA	1.099%	6/25/46	248,939	147,296	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, Whole Loan, 2003-AR5 A7	2.449%	6/25/33	269,992	274,901	(b)

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 18.2% (continued)
Wells Fargo Mortgage Backed Securities Trust, 2004-AA A1	2.615%	12/25/34	$492,632	$504,905	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-I B2	2.642%	7/25/34	288,764	223,553	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $105,347,561)				104,350,200

MORTGAGE-BACKED SECURITIES - 6.0%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	9.000%	5/1/20-1/1/21	10,449	10,585
Federal Home Loan Mortgage Corp. (FHLMC)	8.500%	6/1/21	135	136
Federal Home Loan Mortgage Corp. (FHLMC)	8.000%	2/1/31	88,042	95,653
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	4/1/32	367,341	418,000
Federal Home Loan Mortgage Corp. (FHLMC)	1.996%	6/1/43	3,301,847	3,297,434	(b)

Total FHLMC				3,821,808

FNMA - 4.4%
Federal National Mortgage Association (FNMA)	11.000%	12/1/15	667	679
Federal National Mortgage Association (FNMA)	12.500%	1/1/18	10,965	11,059
Federal National Mortgage Association (FNMA)	5.500%	3/1/18-9/1/21	127,470	136,648
Federal National Mortgage Association (FNMA)	9.000%	11/1/21	11,136	11,280
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	12,629,149	12,957,537
Federal National Mortgage Association (FNMA)	6.500%	4/1/24-4/1/31	8,535	9,596
Federal National Mortgage Association (FNMA)	7.000%	2/1/27-11/1/32	814,956	900,279
Federal National Mortgage Association (FNMA)	6.000%	11/1/27	59	66
Federal National Mortgage Association (FNMA)	2.310%	5/1/32	26,882	27,045	(b)
Federal National Mortgage Association (FNMA)	2.340%	8/1/32-12/1/32	195,440	203,192	(b)
Federal National Mortgage Association (FNMA)	1.813%	1/1/33	218,573	228,055	(b)
Federal National Mortgage Association (FNMA)	1.925%	5/1/34	775,446	828,817	(b)
Federal National Mortgage Association (FNMA)	2.244%	12/1/34	31,737	33,820	(b)
Federal National Mortgage Association (FNMA)	2.255%	12/1/34	23,155	24,560	(b)
Federal National Mortgage Association (FNMA)	1.916%	1/1/35	99,120	104,585	(b)
Federal National Mortgage Association (FNMA)	1.960%	3/1/35	211,570	225,390	(b)
Federal National Mortgage Association (FNMA)	2.127%	5/1/35	495,767	525,908	(b)
Federal National Mortgage Association (FNMA)	6.279%	9/1/37	2,919,009	3,120,983	(b)
Federal National Mortgage Association (FNMA)	3.446%	12/1/39	5,469,285	5,862,796	(b)

Total FNMA				25,212,295

GNMA - 1.0%
Government National Mortgage Association (GNMA)	9.000%	9/15/22	268	270
Government National Mortgage Association (GNMA)	6.000%	11/15/28	19,245	21,579
Government National Mortgage Association (GNMA)	6.500%	8/15/34	1,265,101	1,460,642
Government National Mortgage Association (GNMA)	7.000%	3/15/36	207,326	241,287
Government National Mortgage Association (GNMA)	2.265%	8/20/60	1,392,770	1,492,040	(b)
Government National Mortgage Association (GNMA) II	1.570%	1/20/60	1,857,228	1,907,832	(b)
Government National Mortgage Association (GNMA) II	1.353%	7/20/60	180,981	184,842	(b)
Government National Mortgage Association (GNMA) II	1.389%	7/20/60	364,425	371,188	(b)

Total GNMA				5,679,680

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $34,406,095)				34,713,783

See Notes to Schedule of Investments.

WESTERN ASSET SHORT-TERM BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS - 2.0%
Brazil - 0.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	$2,760,000	$2,818,650	(a)

Japan - 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	3,600,000	3,675,370

Mexico - 0.5%
United Mexican States, Senior Notes	5.950%	3/19/19	2,400,000	2,796,000

Russia - 0.4%
Russian Foreign Bond-Eurobond, Senior Notes	3.625%	4/29/15	2,100,000	2,144,625	(a)

TOTAL SOVEREIGN BONDS (Cost - $11,318,460)				11,434,645

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.5%
U.S. Government Agencies - 0.5%
Federal National Mortgage Association (FNMA), Bonds	1.910%	4/1/33	483,912	514,193	(b)
Federal National Mortgage Association (FNMA), Notes	2.250%	3/15/16	460,000	476,379
Federal National Mortgage Association (FNMA), Notes	0.875%	8/28/17	420,000	415,775
Federal National Mortgage Association (FNMA), Notes	0.875%	10/26/17	1,500,000	1,479,949

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,901,840)				2,886,296

TOTAL INVESTMENTS - 99.4% (Cost - $571,320,567#)				570,715,023
Other Assets in Excess of Liabilities - 0.6%				3,305,455

TOTAL NET ASSETS - 100.0%				$574,020,478

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of March 31, 2014.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security.

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
IO	— Interest Only
PAC	— Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put	6/13/14	$98.38	200	$127,500

		STRIKE RATE	NOTIONAL PAR[1]
Interest Rate Swaption with Barclays Capital Inc., Put	8/26/14	2.50%	19,108,000	$51

TOTAL WRITTEN OPTIONS (Premiums received - $211,626)				$127,551

[1]

In the event an option is exercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Short-Term Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Financials		$145,721,134	$0	*	$145,721,134
All other corporate bonds & notes		152,799,373	—		152,799,373
Asset-backed securities	—	117,568,717	1,240,875		118,809,592
Collateralized mortgage obligations	—	104,350,200	—		104,350,200
Mortgage-backed securities	—	34,713,783	—		34,713,783
Sovereign bonds	—	11,434,645	—		11,434,645
U.S. government & agency obligations	—	2,886,296	—		2,886,296

Total investments		$569,474,148	$1,240,875		$570,715,023

Other financial instruments:
Futures contracts	$5,516	—	—		$5,516

Total	$5,516	$569,474,148	$1,240,875		$570,720,539

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	$127,500	$51	—		$127,551
Futures contracts	122,484	—	—		122,484
OTC credit default swaps on corporate issues - buy protection‡	—	1,669	—		1,669

Total	$249,984	$1,720	—		$251,704

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Notes to Schedule of Investments (unaudited) (continued)

Swaptions are marked-to-market daily based upon quotations from market makers.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

Interest rate swaps

The Fund may enter into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $129,220. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Notes to Schedule of Investments (unaudited) (continued)

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,351,999
Gross unrealized depreciation	(7,957,543)

Net unrealized depreciation	$(605,544)

At March 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	514	6/14	$112,977,609	$112,855,125	$(122,484)

Contracts to Sell:
U.S. Treasury 5-Year Notes	113	6/14	13,447,219	13,441,703	5,516

Net unrealized loss on open futures contracts					$(116,968)

During the period ended March 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2013	19,108,200	$211,626
Options written	—	—
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2014	19,108,200	$211,626

At March 31, 2014, the Fund held the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID	UNREALIZED DEPRECIATION
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$40,000	3/20/15	0.72%	5.000% quarterly	$(1,669)	$76	$(1,745)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2014.

		Futures Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$(127,551)	$5,516	$(122,484)	—	$(244,519)
Credit Risk	—	—	—	$(1,669)	(1,669)

Total	$(127,551)	$5,516	$(122,484)	$(1,669)	$(246,188)

During the period ended March 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$118,509
Futures contracts (to buy)	95,356,359
Futures contracts (to sell)	4,379,422

Average Notional Balance
Credit default swap contracts (to buy protection)	$40,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014